GUARANTY

Reference is made to (1) that certain Amendment to Loan Agreement ("Loan Agreement") dated as of April ___, 1997, by and between MASTERS OF TOURISM ("Borrower") and SONESTA INTERNATIONAL HOTELS LIMITED ("Sonesta Limited"), and to (2) that certain Management Agreement, dated as of December 13, 1991, by and between Borrower, as "Owner", and Sonesta Limited, as "Operator", as amended to date ("Management Agreement"). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned (the "Guarantor") agrees as follows:

1. Guaranty of Payment and Performance of Obligations. The undersigned Guarantor, jointly and severally with each other person or entity which guarantees the "Obligations" (as hereinafter defined), hereby unconditionally guarantees to Sonesta International Hotels Corporation and Sonesta Limited (jointly and severally "Sonesta") that Borrower will duly and punctually pay and perform, at the place specified therefor, the following amounts when and as required to be paid by Borrower pursuant to the Loan Agreement and the Management Agreement: Any and all interest, principal, fees, charges, and other amounts at any time payable by Borrower to Sonesta (or their affiliates) under the Loan Agreement and/or the Management Agreement. The obligations so guaranteed pursuant to the preceding sentence may be collectively referred to in this Guaranty as the "Obligations". This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by Borrower of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that Sonesta first attempt to collect any of the Obligations from Borrower or resort to any security or other means of obtaining payment of any of the Obligations. Upon any default by Borrower in the full and punctual payment and performance of the Obligations, the liabilities and obligations of the Guarantor hereunder shall, at the option of Sonesta, become forthwith due and payable to Sonesta without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by Sonesta on any number of occasions.

2. Guarantor's Further Agreements to Pay. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to Sonesta forthwith upon demand, in funds immediately available to Sonesta, all costs and expenses (including court costs, attorneys' fees and legal expenses) incurred or expended by Sonesta in connection with the enforcement hereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment at the rate of 18% per annum but not in excess of the maximum amount permitted by law.

3. Guarantor's Warranty and Representation. The Guarantor further unconditionally guarantees to Sonesta the authenticity, validity, and effectiveness of the "Board Declaration" delivered to Sonesta as of the date of this Guaranty (being the same Board Declaration referenced as "Exhibit A" to the Loan Agreement).

4. Liability of Guarantor. The liability of the Guarantor hereunder shall be unlimited, except as specifically set forth herein.

5. Security; Set-off. The Guarantor grants to Sonesta, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a security interest in all property belonging to the Guarantor now or hereafter held by Sonesta and in all sums credited by or due from Sonesta to the Guarantor, regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations. Sonesta may at any time and without notice to the Guarantor set off the whole or any portion or portions of any or all such sums against amounts payable under the Guaranty.

6. Sonesta's Freedom to Deal with Borrower and Other Parties. Sonesta shall be at liberty, without giving notice to or obtaining the assent of Guarantor and without relieving the Guarantor of any liability hereunder, to deal with Borrower, and with each other party who is now or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as Sonesta in its sole discretion deems fit, and to this end the Guarantor gives to Sonesta full authority in its sole discretion to do any or all of the following things (but without any obligation of Sonesta to do so): (a) extend credit, make loans and afford other financial accommodations to Borrower at such times, in such amounts and on such terms as Sonesta may approve, (b) vary the terms and grant extensions or renewals of any present or future indebtedness or obligations to Sonesta of Borrower or any such other party, (c) grant time, waivers and other indulgences in respect thereto, (d) vary, release, exchange or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which Sonesta now has or acquires after the date hereof, (e) accept partial payments from Borrower or any such other party, (f) release or discharge wholly or partially, any endorser or guarantor, and (g) compromise or make any settlement or other arrangement with Borrower or any such other party.

7. Unenforceability of Obligations Against Borrower; Invalidity of Security or Other Guarantees. If for any reason Borrower has no legal existence or is under no legal obligations to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become irrecoverable from Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal debtor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

8. Waivers by Guarantor. The Guarantor waives notice of acceptance hereof, notice of any action taken or admitted by Sonesta in reliance hereon, and any requirement that Sonesta be diligent or prompt in making demands hereunder, giving notice of any default by Borrower or asserting any other right of Sonesta hereunder. The Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available in respect of the Guarantor's obligation hereunder by virtue of any homestead exemption, valuation, stay, moratorium law or other similar law now or hereafter in effect.


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


9. No contest with Sonesta. So long as any Obligations remain unpaid or undischarged, and notwithstanding any other provision of this Guaranty, the Guarantor agrees that such Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by Sonesta) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of the Guarantor to Borrower, or, in proceedings under any applicable bankruptcy laws or insolvency proceedings, or of any nature, prove in competition with Sonesta in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any obligation which, now or hereafter, Sonesta may hold or in which it may have a share.

10. Preferences; Revival. Sonesta shall have the continuing and exclusive right to apply or reverse and re-apply any and all payments to any portion of the Obligations. To the extent that the Guarantor makes a payment or payments to Sonesta or Sonesta receives any payment or proceeds for Borrower's or any Guarantor's direct or indirect benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations, or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Sonesta. This Section 9 shall survive the termination of this Guaranty.

11. Amendments, Waivers, etc. No provision of this Guaranty can be changed, waived, discharged, or terminated except by an instrument in writing signed by Sonesta and the Guarantor expressly referring to the provision of this Guaranty to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any Obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of Sonesta in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

12. Miscellaneous Provisions. This Guaranty is intended to take effect as a sealed instrument to be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall inure to the benefit of Sonesta and its successors in title, assigns, and legal representatives and shall be binding on the Guarantor and such Guarantor's successors in title, assigns, and legal representatives. The Guarantor agrees that any action under this Guaranty may be properly brought, for purposes of jurisdiction and of venue, in any federal or state court located in either, (i) Cairo, Arab Republic of Egypt, or (ii) the Guarantor's place of residence.

13. Joint and Several Liability. The liability of the Guarantor hereunder shall be joint and several in all respects with Borrower and each and every other person or entity which guaranties any or all of the Obligations, and any action to enforce this guaranty may be brought against the Guarantor and any or all of such other guarantors concurrently, consecutively or in any order that Sonesta may deem appropriate in its sole and exclusive judgment.


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


14. Conflict. To the extent of any conflict between the terms of this Guaranty and terms of the Loan Agreement and/or the Management Agreement, this Guaranty shall be deemed to control.


         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the 29 day of April, 1997.

                                            /s/ Mohamed Hisham Ahmed Aly
Witness                                     ______________________________
                                            Mohamed Hisham Ahmed Aly
/s/?????????????????/
____________________________






                        The Commonwealth of Massachusetts


Suffolk, ss                                                    April 29, 1997



                  Then personally appeared the above-named Mohamed Hisham Ahmed Aly and acknowledged the foregoing instrument to be his free act and deed, before me.



                                      Karen K. Pettiford
                                      ---------------------------------
                                      Notary Public
                                      My Commission Expires: 4/17/2003
                                                             -----------




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